                                                                  Exhibit 10.15


                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "AGREEMENT") is made as of this 1st day of March, 2000, by and between Liquor.com, Inc., a Delaware corporation (the "COMPANY"), and Barry Grieff (the "EXECUTIVE").

                                    RECITALS:

         A. The Company is actively engaged in operating an e-commerce site (Liquor.com) which facilitates both the purchase and sending of liquor, wine, and other alcoholic or non-alcholic beverage by businesses and individuals, for gift delivery and personal consumption.

         B. The Company is currently expanding its business by further utilizing its existing network of affiliates in the alcholic beverage industry to reduce the cost and increase the efficiency at each tier of the alcholic beverage distribution system.

         C. The Company desires to employ Executive to further its business and Executive desires to be employed by the Company, subject to the terms, conditions and covenants hereinafter set forth.

         D. As a condition of the Company entering into this Agreement with the Executive, Executive has agreed to execute and deliver the Confidentiality/Invention and Non-Compete Agreement attached hereto as EXHIBIT A (the "Confidentiality Agreement").

         NOW, THEREFORE, in consideration of the foregoing and the agreements, covenants and conditions set forth herein, the Executive and the Company hereby agree as follows:

                                    ARTICLE I

                                   EMPLOYMENT

         1.1 EMPLOYMENT. The Company hereby employs, engages and hires Executive, and Executive hereby accepts employment, upon the terms and conditions set forth in this Agreement. The Executive shall serve as the Chief Executive Officer of the Company, reporting only to the Board of Directors of the Company. Executive shall have and fully perform such duties and responsibilities that are commensurate and consistent with his position, as may be, from time to time, assigned to him by the Board of Directors of the Company. As the Chief Executive Officer, Executive's duties shall include, but not be limited to, participating with the Board of Directors in setting the strategic plan of the Company, primary responsibility for implementing the Company's strategic plan, and Executive shall have the authority to hire and fire all operating employees of the Company. All executive officers of the Company shall report to Executive.

         1.2 ACTIVITIES AND DUTIES DURING EMPLOYMENT. Except as provided below, Executive represents and warrants to the Company that he is free to accept employment with the Company, and that he has no prior or other commitments or obligations of any kind to anyone else which would hinder or interfere with his acceptance of his obligations under this Agreement, or the exercise of his best efforts as an officer and employee of the Company. During the Employment Term (as defined below), Executive agrees:

             (a) to devote substantially all of his business, time, attention and efforts to the faithful and diligent performance of his services to the Company;

             (b) to faithfully serve and further the interests of the Company in every lawful way, giving honest, diligent, loyal and cooperative service to the Company; and

             (c) to comply with all lawful rules and policies which, from time to time, may be adopted by the Company.

Notwithstanding the foregoing, the Executive shall be permitted to be a director of ezcd.com and PCG, Inc., and to provide consulting services for his private renumeration to alfy.com and R3Media; PROVIDED, HOWEVER, in no event shall these activities, individually or in the aggregate, interfere in any manner with the performance of his duties for the Company.

                                   ARTICLE II

                                      TERM

         2.1 TERM. The term of employment under this Agreement shall be one (1) year (the "INITIAL TERM"), commencing on the date of the Agreement, which Employment Term shall automatically renew for one year periods unless terminated by either party by written notice not less than ninety (90) days prior to expiration of the then-current term (such term of employment, as it may be extended or terminated, is herein referred to as the "EMPLOYMENT TERM").

         2.2 TERMINATION. The employment of Executive may be terminated as follows:

             (a) By either party upon at least ninety (90) days written notice to the other party, in which event such termination shall be effective upon expiration of the notice period. If Executive terminates his employment pursuant to this SECTION 2.2(a), such termination is hereinafter referred to as a "VOLUNTARY TERMINATION".

             (b) By the Company immediately for "CAUSE." For the purpose of this Agreement, "CAUSE" shall mean that the Board of Directors concludes, in good faith and after reasonable investigation that (i) Executive engaged in conduct amounting to fraud, embezzlement, or willful or illegal misconduct in connection with Executive's duties under this Agreement; (ii) the Executive has been indicted or convicted by a court of proper jurisdiction of (or his written, voluntary and freely given confession to) a crime which constitutes a felony and/or results in material injury to the Company's property, operation or reputation;
         (iii) Executive materially breached the Confidentiality Agreement; or
         (iv) the Executive has substantially and continually failed to perform duties reasonably directed by the Board of Directors or Chief
         Executive Officer after written notice from the Board of Directors and a fifteen (15) day opportunity to cure.

             (c) Upon the death of Executive.

             (d) By either party upon the Total Disability of the Executive. The Executive shall be considered to have a Total Disability for purposes of this Agreement if he is unable by reason of accident or illness to substantially perform his employment duties, and is expected to be in such condition for periods totaling four (4) months (whether or not consecutive) during any consecutive period of twelve (12) months. During a period of disability prior to termination hereunder, Executive shall continue to receive his base salary.

             (e) By the Executive upon five (5) business days notice to the Company for Good Reason, which notice shall state the reason for termination. For the purpose of this Agreement, "GOOD REASON" shall mean:

                 (i) the assignment to the Executive of any duties inconsistent with the Executive's position (including status, offices and titles, office facilities, staff support and reporting requirements), authority, duties or responsibilities as contemplated by ARTICLE I of this Agreement, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities without prior written consent of the Executive, excluding for this purpose an isolated action not taken in bad faith and which is remedied by the Company within five
             (5) business days after receipt of written notice thereof given by the Executive;

                 (ii) any material failure by the Company to comply with any of the provisions of this Agreement, other than an isolated failure not occurring in bad faith and which is remedied by the Company within five (5) business days after receipt of written notice thereof given by the Executive;

                 (iii) any purported termination by the Company of the
             Executive's employment otherwise than as expressly permitted by this Agreement; or

                 (iv) requiring Executive to report to work as his principal place of business to a location outside of the greater metropolitan area of New York City.

If there is any dispute between the parties as to whether Cause, Good Reason, or Total Disability exists, either party may submit the dispute to binding arbitration. Any such arbitration proceeding will be conducted in New York, New York and except as otherwise provided in this Agreement, will be conducted under the auspices of JAMS/Endispute, in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association. The arbitrator(s) shall allow such discovery as the arbitrator(s) determines appropriate under the circumstances. The arbitrator(s) shall determine which party, if either, prevailed and shall award the prevailing party its costs and attorneys fees. The award and decision of the arbitrator shall be conclusive and binding on all parties to this Agreement and judgment on the award may be entered in any court of competent jurisdiction. The parties acknowledge and agree that any arbitration award may be enforced against either or both of them in a court of competent jurisdiction and each waives any right to contest the validity or enfor ceability of such award. The parties further agree to be bound by the provisions of any statute of limitations which would be applicable in a court of law to the controversy or claim which is the subject of any arbitration proceeding initiated under this Agreement. The parties further agree that they are entitled in any arbitration proceeding to the entry of an order, by a court of competent jurisdiction pursuant to an opinion of the arbitrator, for specific performance of any of the requirements of this Agreement.

         2.3 CESSATION OF RIGHTS AND OBLIGATIONS: SURVIVAL OF CERTAIN PROVISIONS. On the date of expiration or earlier termination of the Employment Term for any reason, all of the respective rights, duties, obligations and covenants of the parties, as set forth herein, shall, except as specifically provided herein to the contrary, cease and become of no further force or effect as of the date of said termination, and shall only survive as expressly provided for herein.

         2.4 TREATMENT OF EXECUTIVE UPON TERMINATION OF EMPLOYMENT. In lieu of any severance under any severance plan that the Company may then have in effect, the Company shall pay to the Executive, and the Executive shall be entitled to receive in one lump sum payment, the following amounts within thirty (30) days of the date of a termination of the Employment Term:

             (a) VOLUNTARY TERMINATION OR FOR CAUSE. Upon a Voluntary Termination of the Employment Term by the Executive, the expiration of the Employment Term because the Executive elects not to extend the Employment Term, or a termination of the Employment Term for Cause by the Company, the Executive shall be entitled to receive his current Base Salary (as defined herein) and expense reimbursement through the date of termination.

             (b) DEATH, TOTAL DISABILITY, GOOD REASON AND WITHOUT CAUSE. Upon the termination of the Employment Term by reason of the Death or Total Disability of the Executive, by the Executive for Good Reason, by the Company without Cause (before and after a Change in Control (as defined in the Option Agreement)), or the expiration of the Employment Term because the Company did not elect to extend the Employment Term, the Executive shall be entitled to receive (i) Base Salary and expense reimbursement through the date of termination, (ii) any Performance Bonus or other bonus earned through the date of termination, (iii) an amount equal to Executive's pro-rated bonus for the 180 day period following the date of termination calculated as if the Executive had met the greater of (A)



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

         the actual percentage of target achieved by Executive by the date of termination, or (B) fifty percent (50%) of the target, and (iv) an amount equal to one year of his current Base Salary.

In addition, the Executive shall be entitled to continue to receive, at the Company's sole expense, all health and disability benefits for a period of one year after the termination date if Executive's Employment Term was terminated for any reason set forth in SECTION 2.4(b) above (except death).

         2.5 NO MITIGATION OF DAMAGES DEFENSE. The Company shall not be entitled to interpose in any forum or proceedings whatsoever the defense of "mitigation of damages," notwithstanding that the Executive shall have entered into or could have entered into any other employment.

                                   ARTICLE III

                            COMPENSATION OF BENEFITS

         3.1 COMPENSATION.

             (a) During the Employment Term, the Company shall pay Executive a base salary ("BASE SALARY") of Two Hundred Twenty-Five Thousand Dollars ($225,000) per year. The Base Salary will be reviewed annually by the Board of Directors with a view to increasing it. The Company shall not be permitted to reduce the Base Salary.

             (b) The Company shall, in addition to Executive's Base Salary, pay Executive an annual performance bonus (the "PERFORMANCE BONUS") in an amount based on the Company obtaining certain targeted financial goals, each as established by the Board of Directors of the Company, after consultation with the Executive. Initially, the Executive shall be entitled to earn the following Performance Bonuses:

                 (i) The Company will pay Executive $25,000 upon the Company reaching $8.0 million dollars in gross revenue, calculated on a rolling twelve month period (the "$8.0 Million Target").

                 (ii) The Company will pay Executive $100,000 upon the Company reaching $10.0 million dollars in gross revenue, calculated on a rolling twelve month period.

                 (iii) The Company will pay Executive incremental cash bonuses in amounts determined by the Board of Directors of the Company after consultation with Executive, upon the Company reaching gross revenue targets (as also determined by the Board of Directors) between $10.1 million and $11.9 million dollars, calculated on a rolling twelve month period. The Company and Executive shall endeavor to determine the incremental bonus amounts within ninety (90) days of the date hereof.


                 (iv) The Company will pay Executive $100,000 upon the Company reaching gross revenues of $12 million dollars, calculated on a rolling twelve month period.

The Executive shall remain eligible to earn the foregoing Performance Bonuses for the period beginning on the date hereof and ending on the date that is twelve months after a Financing Event. For purposes of this Agreement, a "Financing Event" shall mean the earlier to occur of: (i) the closing of an initial public offering of the Company's shares of common stock that raises a minimum of $20 million dollars ("IPO"), and (ii) the closing of a financing (equity and/or debt) raising at least $20 million dollars. As used herein, "gross revenue" shall be calculated using the same accounting concepts, rules and procedures as used in calculating gross revenue on the Company's income statement for the year ending December 31, 1999. All Performance Bonuses earned hereunder shall be payable within fourteen (14) days of the date the revenue target was achieved by the Company.

             (c) The Company shall pay Executive a bonus of $50,000 within fourteen (14) days of a Financing Event.

             (d) The Company may pay to the Executive such additional bonuses as the Board of Directors of the Company may deem appropriate.

         3.2 PAYMENT. All compensation shall be payable in intervals in accordance with the general payroll payment practice of the Company. The compensation shall be subject to such withholdings and deductions by the Company as are required by law.

         3.3 OPTIONS. Concurrently with the commencement of Executive's employment, the Company shall grant to the Executive stock options to purchase up to seven percent (7%) of the number of outstanding shares of the Company's common stock, calculated on a fully diluted basis (exclusive of Executive's Option) which shall be protected against dilution through a Financing Event (including any warrants issued in connection with an IPO). The options will have an exercise price of $3.52 per share and will be subject to vesting and have such other terms as provided in the form of the Option Agreement attached hereto as EXHIBIT B.

         3.4 BUSINESS EXPENSES.

             (a) REIMBURSEMENT. The Company shall reimburse the Executive for all reasonable business expenses incurred by him in connection with the performance of his duties hereunder, including, but not limited to, reasonable telephone, travel expenses and entertainment expenses.

             (b) ACCOUNTING. The Executive shall provide the Company with an accounting of his expenses, which accounting shall clearly reflect which expenses are reimbursable by the Company. The Executive shall provide the Company with such other supporting documentation and other substantiation of reimbursable expenses as will conform to Internal Revenue Service or other requirements. All such reimbursements shall be payable by the Company to the Executive within a reasonable time after receipt by the Company of appropriate documentation therefor.

         3.5 OTHER BENEFITS. Executive shall be entitled to participate in any retirement, pension, profit-sharing, stock option, health plan, incentive compensation and welfare or any other benefit plan or plans of the Company which may now or hereafter be in effect for executive officers of the Company. Until such time as the Company establishes a group health benefit plan for its executive officers, the Company shall pay Executive's insurance premiums for his current medical benefits. In addition, during the Employment Term, the Company will pay the premiums on a [20] year term life insurance policy in the amount of $1.0 million dollars. The Company shall secure director and officer insurance for the benefit of Executive and all of the other executive officers and directors of the Company.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received
(a) when delivered, if delivered personally, (b) four days after mailing, when sent by registered or certified mail, return receipt requested and postage prepaid, (c) one business day after delivery to a private courier service, when delivered to a private courier service providing documented overnight service, and (d) on the date of delivery if delivered by telecopy, receipt confirmed, provided that a confirmation copy is sent on the next business day by first class mail, postage prepaid, in each case addressed as follows:

         To Executive at his home address.

         With a copy to:     Brown Raysman Millstein Felder & Steiner
                             185 Asylum Street
                             City Place II, 10th Floor
                             Hartford, Connecticut  06103
                             Attn:   Beverly Garofalo

         To Company at:      Liquor.com, Inc.
                             4205 W. Irving Park Road
                             Chicago, IL 60641
                             Attn:   Board of Directors



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


                             Ph:
                             Fax:


         With a copy to:     Shefsky & Froelich Ltd.
                             444 North Michigan Avenue
                             Suite 2500
                             Chicago, IL  60611
                             Attention: James R. Asmussen

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         4.2 ENTIRE AGREEMENT; AMENDMENTS, ETC. This Agreement and the Agreements referred to herein contain the entire agreement and understanding of the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter thereof including that certain letter agreement between Executive and the Company dated March 14, 2000. No modification, amendment, waiver or alteration of this Agreement or any provision or term hereof shall in any event be effective unless the same shall be in writing, executed by both parties hereto, and any waiver so given shall be effective only in the specific instance and for the specific purpose for which given.

         4.3 BENEFIT. This Agreement shall be binding upon, and inure to the benefit of, and shall be enforceable by, the heirs, successors, legal representatives and permitted assignees of Executive and the successors, assignees and transferees of the Company. This Agreement or any right or interest hereunder may not be assigned by Executive or the Company without the prior written consent of the other party.

         4.4 NO WAIVER. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder or pursuant hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or pursuant thereto.

         4.5 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but, if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. If any part of any covenant or other provision in this Agreement is determined by a court of law to be overly broad thereby making the covenant unenforceable, the parties hereto agree, and it is their desire, that the court shall substitute a judicially enforceable limitation in its place, and that as so modified the covenant shall be binding upon the parties as if originally set forth herein.

         4.6 COMPLIANCE AND HEADINGS. Time is of the essence of this Agreement. The headings in this Agreement are intended to be for convenience and reference only, and shall not define or limit the scope, extent or intent or otherwise affect the meaning of any portion hereof.

         4.7 GOVERNING LAW. The parties agree that this Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of New York, and the parties agree that subject to the arbitration provision set forth in SECTION 2.2, any suit, action or proceeding with respect to this Agreement shall be brought in the courts of the U.S. District Court for the Southern District of New York. The parties hereto hereby accept the exclusive jurisdiction of those courts for the purpose of any such suit, action or proceeding. Venue for any such action, in addition to any other venue permitted by statute, will be New York, New York.

         4.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

         4.9 RECITALS. The Recitals set forth above are hereby incorporated in and made a part of this Agreement by this reference.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered as of the day and year first above written.

                                        LIQUOR.COM, INC.,
                                        a Delaware corporation

                                        By: /s/ Scott B. Clark
                                           ------------------------------------
                                                Scott B. Clark
                                                Chief Financial Officer

                                        EXECUTIVE:

                                        /s/ Barry Grieff
                                        ---------------------------------------
                                        Barry Grieff

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                           AND STOCK OPTION AGREEMENT

         This First Amendment (the "Amendment") to the Employment Agreement and Stock Option Agreement is made this ___ day of July, 2000 by and between Barry Grieff ("Executive" and Liquor.com, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S:

         A. The Company and the Executive entered into that certain Employment Agreement dated March 1, 2000 (the "Employment Agreement") and that certain Stock Option Agreement dated March 1, 2000 (the "Option Agreement").

         B. The Executive and the Company desire to amend the Employment Agreement and the Option Agreement in certain respects as described below.

         NOW, THEREFORE, the Employment Agreement and the Option Agreement are hereby amended as follows:

         1. Section 3.1(a) of the Employment Agreement is hereby amended by deleting the words "Two Hundred Twenty-Five Thousand Dollars ($225,000) per year" and inserting in lieu thereof "Two Hundred Fifty Thousand Dollars ($250,000) per year."

         2. Section 3.1(b) of the Employment Agreement is hereby amended by deleting subsections (i), (ii), (iii) and (iv) therefrom and inserting in lieu thereof the following:

              "(i) The Company will pay Executive $25,000 upon the Company reaching $4.0 million dollars in gross revenue, calculated on a rolling twelve month period (the "$4.0 Million Target");

              (ii) The Company will pay Executive $100,000 upon the Company reaching $5.0 million dollars in gross revenue, calculated on a rolling twelve month period;

              (iii) The Company will pay Executive $10,000 upon the Company reaching each $100,000 increment in gross revenue between $5.0 million and $5.9 million dollars in gross revenue, calculated on a rolling twelve month period; and

              (iv) The Company will pay Executive $100,000 upon the Company reaching $6.0 million dollars in gross revenue, calculated on a rolling twelve month period."

         3. The Employment Agreement is hereby amended by adding the following new section:

              "4.1 COSTS OF ENFORCEMENT. The Company shall reimburse the Executive for reasonable attorneys' fees and costs incurred by the Executive in connection with any claim by the Executive brought hereunder (including but not limited to all reasonable attorneys' fees and costs incurred by the Executive in contesting or disputing any termination of the Employment Term, or in seeking to obtain or enforce any right or benefit provided by this Agreement), so long as such claim is brought in good faith. The Company shall pay Executive interest on any amounts wrongly withheld from him hereunder, which amount shall accrue interest at a rate of 8% per annum."

         4. Section 3 of the Addendum to the Option Agreement is hereby amended by deleting subsections (d) and (e) therefrom and inserting in lieu thereof the following:

              "(d) 3.57% of the Total Share Amount shall vest at the consummation of an IPO (as defined in the Employment Agreement);

              (e) 10.71% of the Total Share Amount shall vest upon the Company achieving the $4.0 Million Target (as defined in the Employment Agreement) in accordance with the terms of the Employment Agreement; and

              (f) 14.29% of the Total Share Amount shall vest upon the Company reaching $10.0 million dollars in gross revenue, calculated on a rolling twelve month period."

         5. MISCELLANEOUS. Upon the execution and delivery of this Amendment, the Employment Agreement and the Option Agreement shall be amended and supplemented as set forth herein, as fully and with the same effect as if the amendments and supplements made hereby were originally set forth in the Employment Agreement and the Option Agreement. This Amendment shall not operate so as to render invalid or improper any action heretofore taken under the Employment Agreement and the Option Agreement.

         6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same interests.

         IN WITNESS WHEREOF, each of the parties hereto have caused the Amendment to be executed and delivered as of the date set forth above.

                                               LIQUOR.COM, INC.,
                                               a Delaware corporation


                                               By: /s/ Scott Brian Clark
                                                   ----------------------------
                                                   Scott Brian Clark
                                                   Chief Financial Officer


                                               EXECUTIVE:


                                               /s/ Barry Grieff
                                               --------------------------------
                                               Barry Grieff

                                 EXHIBIT A

                       EMPLOYEE CONFIDENTIALITY/INVENTION
                            AND NON-COMPETE AGREEMENT

         EMPLOYEE CONFIDENTIALITY/INVENTION AND NON-COMPETE AGREEMENT (this "AGREEMENT") is made and entered into as of March 1, 2000, by and between Liquor.com, Inc., a Delaware corporation, (the "COMPANY"), and Barry Grieff ("EMPLOYEE").

                                R E C I T A L S:

         A. The Company has offered Employee to become an employee of the Company upon the terms set forth in Employee's Employment Agreement dated as of March 1, 2000 (the "EMPLOYMENT AGREEMENT").

         B.   The Employee desires to accept the Company's offer of employment.

         C. As a condition to the Company entering into the Employment Agreement and the Employee's commencement of his employment with the Company, and in consideration for such employment, the Employee has agreed to become bound by the following covenants that are intended to protect the goodwill and assets of the Company.

         NOW, THEREFORE, in consideration of the foregoing and the agreements, covenants and conditions set forth herein, the Company and Employee hereby agree as follows:

         1. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Employee hereby acknowledges and agrees that the duties and services to be performed by Employee for the Company are special and unique and that as of a result of his employment by the Company, Employee will acquire, develop, learn, and use information of a special and unique nature and value that is not generally known to the public or to the Company's industry, including but not limited to, certain records, secrets, documentation, manner of operation, software programs, price lists, ledgers and general information, employee records, mailing lists, customer lists, customer profiles, prospective customer lists, information regarding its customers or principles, accounts receivable and payable ledgers, financial and other records of the Company or its affiliates, and other similar matters (all such information being hereinafter referred to as "CONFIDENTIAL INFORMATION"). Employee further acknowledges and agrees that the Confidential Information is of great value to the Company and its affiliates and that the restrictions and agreements contained in this Agreement are reasonably necessary to protect the Confidential Information and the goodwill of the Company. Accordingly, Employee hereby agrees that:

              (a) Employee will hold in strictest confidence and will not, during the period he is employed by the Company or at any time thereafter, directly or indirectly, except in connection with Employee's performance of his duties as an employee, or as otherwise authorized by the Company for the benefit of the Company, divulge to any person, firm, corporation, limited liability company, or organization, other than the Company (hereinafter referred to as "THIRD PARTIES"), or use or cause or authorize any Third parties to use, the Confidential Information, except as required by law; and

              (b) Upon the termination of his employment term for any reason whatsoever, Employee shall deliver or cause to be delivered to the Company any and all Confidential Information, including drawings, notebooks, keys, data and other documents and materials belonging to the Company or its affiliates which is in his possession or under his control relating to the Company or its affiliates, or the Business of the Company (as defined herein), regardless of the medium upon which it is stored, and will deliver to the Company upon such termination of employment any other property of the Company or its affiliates which is in his possession or under his control.

         2.   INVENTIONS.

              (a) INVENTIONS RETAINED AND LICENSED. Attached hereto, as Exhibit A, is a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by Employee prior to his employment with the Company (collectively referred to as "Prior Inventions"), which belong to Employee, which relate to the Company's business, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, the Employee represents that there are no such Prior Inventions. Prior to the Company incorporating a Prior Invention into a Company product, process, marketing plan, or website, the Company and Employee shall negotiate a license to use the Prior Invention.

              (b) ASSIGNMENT OF INVENTIONS. Employee agrees that he will promptly make full written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assigns to the Company, or its designee, all his right, title and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, which Employee may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during his employment with the Company (collectively referred to as "Inventions"). Employee further acknowledges that all original works or authorship which are made by him (solely or jointly with others) within the scope of and during the period of his employment with the Company and which are protectable by copyright are "works made for hire," as that term is defined in the United States Copyright Act. Notwithstanding anything to the contrary contained herein, to the extent Employee develops an Invention or process in his spare time, while off the Company premises, in an area not related to the Company's lines of business ("Retained Inventions") then the Company shall have no rights in such Retained Inventions.

              (c) MAINTENANCE OF RECORDS. Employee agrees to keep and maintain adequate and current written records of all Inventions made by Employee (solely or jointly with others) during the term of his employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times, with the exception of Retained Inventions.

              (d) PATENT AND COPYRIGHT REGISTRATIONS. Employee agrees to assist the Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Employee further agrees that his obligation to execute or cause to be executed, when it is in his power to do so, any such instrument or papers shall continue after the termination of this Agreement. If the Company is unable because of Employee's mental or physical incapacity or for any other reason to secure Employee's signature to apply for or pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agent and attorney in fact, to act for and in his behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent or copyright registrations thereon with the same legal force and effect as if executed by Employee. The foregoing shall not apply to Retained Inventions.

         3. NON-COMPETITION COVENANT. Employee acknowledges that the covenants set forth in this SECTION 3 are reasonable in scope and essential to the preservation of the Business of the Company. Employee also acknowledges that the enforcement of the covenants set forth in this SECTION 3 will not preclude Employee from being gainfully employed in such manner and to the extent as to provide a standard of living for himself, the members of his family and the others dependent upon his of at least the level to which he and they have become accustomed and may expect. In addition, Employee acknowledges that the Company has obtained an advantage over its competitors as a result of its name, location and reputation that is characterized by near permanent relationships with principals, suppliers and other contacts which it has developed at great expense. Furthermore, Employee acknowledges that competition by him following the termination of his employment would impair the operation of the Company beyond that which would arise from the competition of an unrelated third party with similar skills. Employee shall not, during the period he is employed by the Company and for one year from the date of termination of his employment (the "RESTRICTED PERIOD"), directly or indirectly, engage in or become directly or indirectly interested in any proprietorship, partnership, firm, trust, company, limited liability company or other entity (whether as owner, partner, lessor, licensor, trustee, beneficiary, stockholder, member, or otherwise) that competes with the Company or its affiliates, in the Business of the Company (as defined herein) in the Restricted Territory (as defined herein); PROVIDED, HOWEVER, that nothing set forth in this SECTION 3 shall prohibit Employee from owning not in excess of 5% in the aggregate of any class of capital stock of any corporation if such stock is publicly traded and listed on any national or regional stock exchange or reported on the National Association of Securities Dealers Automated Quotations. For purposes of this Agreement, (i) the term "BUSINESS OF THE COMPANY" shall mean being engaged in operating an e-commerce site that offers
(1) gift delivery and promotional services; and (2) services to producers, distributors, wholesalers, retailers, taverns, nightclubs, restaurants and others who purchase, manufacture, sell and distribute products involving liquor, wine, spirits or any other alcholic beverage, and such other products as the Company may handle at the time of Employee's termination; and (ii) the term "RESTRICTED TERRITORY" means any state in the United States of America. The Employee specifically acknowledges that the Business of the Company is not naturally restricted by any geographic boundaries.

         4. NON-SOLICITATION COVENANT. Employee hereby covenants and agrees that during the Restricted Period, he shall not directly or indirectly induce, attempt to induce or hire any employee (or any person who was an employee during the year preceding the date of any solicitation) of the Company or its affiliates to leave the employment of the Company or its affiliates, or in any way interfere with the relationship between any such employee of the Company or its affiliates. Employee hereby further covenants and agrees that during the Restricted Period he shall not directly or indirectly, solicit, interfere with, or endeavor to entice away from the Company, any person, firm, corporation, limited liability company or other entity that is a manufacturer, retailer, wholesaler, distributor, or other person who is a part of the Company's network of business who use the Company's services.

         5.   REMEDIES.

              (a) INJUNCTIVE RELIEF. Employee expressly acknowledges and agrees that the Business of the Company is highly competitive and that a violation of any of the provisions of SECTIONS 1, 2, 3 AND 4 would cause immediate and irreparable harm, loss and damage to the Company not adequately compensable by a monetary award. Employee further acknowl edges and agrees that the time periods and territorial areas provided for herein are the minimum necessary to adequately protect the Confidential Information/Inventions and Business of the Company. Without limiting any of the other remedies available to the Company, at law or in equity, or the Company's right or ability to collect money damages, Employee agrees that any actual or threatened violation of any of the provisions of SECTIONS 1, 2, 3 AND 4 may be restrained or enjoined by any court of competent jurisdiction, and that a temporary restraining order or emergency, preliminary or final injunction may be issued in any court of competent jurisdiction, without notice and without bond.

              (b) ENFORCEMENT. It is the desire of the parties that the provisions of SECTIONS 1, 2, 3 AND 4 be enforced to the fullest extent permissible under the laws and public policies in each jurisdiction in which enforcement might be sought. Accordingly, if any particular portion of SECTIONS 1, 2, 3 AND 4 shall ever be adjudicated as invalid or unenforceable, or if the application thereof to any party or circumstance shall be adjudicated to be prohibited by or invalidated by such laws or public policies, such section or sections shall be (i) deemed amended to delete therefrom such portions so adjudicated or (ii) modified as determined appropriate by such a court, such deletions or modifications to apply only with respect to the operation of such section or sections in the particular jurisdictions so adjudicating on the parties and under the circumstances as to which so adjudicated.

              (c) LEGAL FEES. Employee shall reimburse the Company for all reasonable costs and expenses, including but not limited to, attorney fees, incurred by the Company in connection with the enforcement of the provisions set forth in this Agreement if the Company prevails.

         6. ASSIGNMENT AND SUCCESSION. The rights and obligations of the parties under this Agreement shall inure to the benefit of and be binding upon their successors and assigns.

         7. APPLICABLE LAW. The parties agree that this Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of Illinois.

         8. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the agreements referred to herein or therein contain the entire understanding of the parties hereto with regard to the subject matter contained herein, and supersedes all prior agreements, understandings or intents between the parties hereto. This Agreement may be amended, modified or supplemented only pursuant to SECTION 5(A) or by a writing signed by the parties hereto.

         9. WAIVERS. Any term of this Agreement may be waived by the party or parties entitled to the benefits thereof but only by a writing executed by such party. No waiver or any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed and delivered by each of the parties hereto.

         11. RECITALS: The Recitals set forth above are hereby incorporated in and made a part hereof by this reference.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                                               LIQUOR.COM, INC.
                                               a Delaware corporation

                                               By: /s/ Scott B. Clark
                                                  -----------------------------
                                                  Scott B. Clank
                                                  Chief Financial Officer



                                               /s/ Barry Grieff
                                               --------------------------------
                                               Barry Grieff

                                    EXHIBIT A

                                PRIOR INVENTIONS

         Employee has developed a business plan for a concept called "Bridge Games," which Employee has shown to the Company. Among other things, this business plan described an interactive game involving a Carribean Treasure Hunt. All concepts, original works of authorship and trade secrets contained in the business plan were made and developed by Employee prior to Employee becoming an execute officer of the Company.

                                   EXHIBIT B

                                   LIQUOR.COM

                                 2000 STOCK PLAN

                             STOCK OPTION AGREEMENT

         Unless otherwise defined herein, the terms defined in the 2000 Stock Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement.

I.       NOTICE OF GRANT

         Barry Grieff
         Liquor.com, Inc.
         4205 West Irving Park Road
         Chicago, IL  60641

         The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number                             Grieff-1

Date of Grant                            March 1, 2000

Vesting Commencement Date                March 1, 2000

Exercise Price per Share                 $3.52

Total Number of Shares Granted           As provided for in Addendum

Total Exercise Price                     $  As provided for in Addendum

Type of Option:                          Incentive Stock Option

Term/Expiration Date:                    March 1, 2010

VESTING SCHEDULE:

         This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

         AS PROVIDED IN ADDENDUM.

TERMINATION PERIOD:

         This Option shall be exercisable for two years after Optionee ceases to be a Service Provider. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

II.      AGREEMENT

         1. GRANT OF OPTION. The Plan Administrator of the Company hereb grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (the "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

         If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonstatutory Stock Option ("NSO").

         2.   EXERCISE OF OPTION.

              (a) RIGHT TO EXERCISE. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

              (b) METHOD OF EXERCISE. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the "Exercise Notice") which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

         No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

         3. OPTIONEE'S REPRESENTATIONS. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT
B. The Company shall use its reasonable best efforts to register the Shares pursuant to a Form S-8 as soon as is reasonably practicable, but in no event less than one hundred and twenty (120) days after becoming qualified to use a Form S-8.

         4. LOCK-UP PERIOD. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         5. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

              (a)  cash or check;

              (b) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

              (c) a two-year, non-interest bearing promissory note in a form the Company hereafter approves.

         6. RESTRICTIONS ON EXERCISE. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

         7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         8. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         9. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

              (a) EXERCISE OF NSO. There may be a regular federal income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

              (b) EXERCISE OF ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

              (c) DISPOSITION OF SHARES. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal income tax purposes. If Shares purchased under an ISO are disposed of within one year after exercise or two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

              (d) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

         10. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of the state of Delaware.

         11. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AS PROVIDED IN OPTIONEE'S EMPLOYMENT AGREEMENT.

         Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this

Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE                                     LIQUOR.COM, INC.

/s/ Barry Grieff
----------------
Signature                                    By:  /s/ Scott B. Clark
                                                  ------------------
                                                      Scott B. Clark
BARRY GRIEFF                                      Chief Financial Officer
Print Name



Residence Address

                                    EXHIBIT A

                                 2000 STOCK PLAN

                                 EXERCISE NOTICE

Liquor.com, Inc.
4205 West Irving Park Road
Chicago, IL  60641

Attention:  [TITLE]

         1. EXERCISE OF OPTION. Effective as of today, ___________, ____, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the Common Stock (the "Shares") of Liquor.com, Inc. (the "Company") under and pursuant to the 2000 Stock Plan (the "Plan") and the Stock Option Agreement dated ________, (the "Option Agreement").

         2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

         3. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. RIGHTS AS SHAREHOLDER. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

         5. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

              (a) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

              (b)  EXERCISE OF RIGHT OF FIRST REFUSAL. At any time within thirty
         (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

              (c) PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

              (d) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

              (e) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

              (f) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

              (g) TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         6. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

         7.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

              (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

              THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

              (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

              (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

         8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

         9. INTERPRETATION. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

         10. GOVERNING LAW; SEVERABILITY. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of the state of Delaware.

         11. ENTIRE AGREEMENT. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

Submitted by:                                 Accepted by:
OPTIONEE                                      LIQUOR.COM, INC.


Signature                                     By


Print Name                                    Title


ADDRESS:                                      ADDRESS:


                                              Date Received

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:

COMPANY:      LIQUOR.COM, INC.

SECURITY:     COMMON STOCK

AMOUNT:

DATE:

         In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

         1. Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

         2. Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

         3. Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

         In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

         4. Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.


                                           Signature of Optionee:

Date     ,

                                    ADDENDUM
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                                LIQUOR.COM, INC.
                                       AND
                                  BARRY GRIEFF

         This Addendum is entered into as of this 1st day of March between Barry Grieff ("Optionee") and Liquor.com, Inc., a Delaware corporation (the "Company"), and is made a part of that certain Stock Option Agreement of even date hereof (the "Stock Option Agreement") between the Optionee and the Company. To the extent of any conflict between the provisions of the Stock Option Agreement and this Addendum, this Addendum shall control. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Company's 2000 Stock Option Plan and the Stock Option Agreement. Reference is hereby also made to an Employment Agreement dated of even date herewith between Optionee and the Company (the "Employment Agreement").

         1. TOTAL NUMBER OF SHARES GRANTED. The Company has granted Optionee an Option to purchase up to that number of Shares (the "Total Share Amount") equal to the product of (A) seven percent (7%) multiplied by (B) the Outstanding Share Amount (as defined below) at any time outstanding through and including a Financing Event (as defined in the Employment Agreement). The number of shares for which this Option is exercisable shall automatically adjust, from time to time, in accordance with the foregoing formula from the date hereof until the closing date of a Financing Event. Upon the closing of a Financing Event, the Company shall fix the number of Shares for which this Option is exercisable and issue a replacement Stock Option Agreement in exchange for this Stock Option Agreement. As of any determination date, the "Outstanding Share Amount" equals the aggregate number of shares of Common Stock of the Company, calculated on a fully diluted basis after giving effect to all outstanding options (vested or unvested), warrants and securities convertible into shares of Common Stock, but excluding the number of Shares for which this Option is exercisable, as of any such determination date.

         2. TOTAL EXERCISE PRICE. Total Exercise Price shall equal the Total Share Amount multiplied by $3.52.

         3. VESTING SCHEDULE. The Shares shall vest under this Option as follows:

              (a) 10.71% of the Total Share Amount shall vest as of the Grant Date;

              (b) 46.43% of the Total Share Amount shall vest during Optionee's employment with the Company in twenty-four (24) equal monthly installments beginning March 1, 2000, and on the first of each month thereafter (the Shares subject to vesting under this subsection are herein referred to as the "Initial Option Shares");

              (c) 14.29% of the Total Share Amount shall vest upon March 1, 2002 (the "Second Year Option Shares");

              (d) 14.29% of the Total Share Amount shall vest upon the Company achieving the $8.0 million Target (as defined in the Employment Agreement) in accordance with the terms of the Employment Agreement; and

              (e) 14.29% of the Total Share Amount shall vest during the period beginning March 1, 2001 and ending March 1, 2002, in increments and upon achievement of performance targets, all as the Board of Directors and the Optionee may reasonably agree upon after the date hereof. The Board of Directors of the Company shall determine the vesting schedule pursuant to this section prior to March 1, 2001. The Company and Optionee shall immediately amend this Option upon such determination by the Board of Directors.

         Notwithstanding the foregoing, the Total Share Amount shall vest as follows upon the following events:

              (f) 50% of the unvested Initial Option Shares and all of the Second Year Option Shares shall immediately vest upon a Change of Control (as defined below); and

              (g) 60% of the unvested Total Share amount shall immediately vest upon the Company terminating Optionee's employment without Cause, Optionee terminating his employment for Good Reason, or upon Optionee's death or Total Disability.

              (h) To the extent not already vested as provided above, the balance of any unvested Initial Option Shares shall vest immediately upon the Company terminating Optionee's employment without cause or Optionee terminating his employment for Good Reason within twelve (12) months of a Change of Control.

         As used herein, "Change of Control" shall mean the (i) dissolution or liquidation of Company or the consummation of any merger or consolidation in which the holders of the voting stock of the Company before the transaction control less than fifty percent (50%) of the voting power of the surviving entity or a sale or other disposition of a majority of the equity interests of the Company (other than a merger into a wholly-owned subsidiary) or a sale or other disposition of all or substantially all of the Company's assets or (ii) a majority of the members of the Board of Directors of Company being constituted by individuals other than the five or seven person Board of Directors that is put into place following the commencement of your employment. The term "Change of Control" shall not be deemed to apply to a Financing Event.

         IN WITNESS WHEREOF, the parties hereto have entered into this Addendum as of the date set forth above.

OPTIONEE                                    LIQUOR.COM, INC.

/s/ Barry Grieff                            By:  /s/ Scott B. Clark
                                                 -------------------------
                                                     Scott B. Clark
                                                  Chief Financial Officer